UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): April 27, 2011

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	January ‘11	February ‘11	March ‘11
Process Management	>+20	>+20	>+20
Industrial Automation	>+20	>+20	>+20
Network Power	-5 to 0	-5 to 0	0
Climate Technologies	+15	+5 to +10	+5 to +10
Tools and Storage	+5	+5 to +10	+5 to +10
Total Emerson	+15	+10 to +15	+10 to +15

March 2011 Order Comments:

Emerson order trends remained solid as recovery in global gross fixed investment and capital spending continued.  As expected, trailing three-month orders excluding currency have moderated to approximately 10 percent, dropping two points from last month. Currency exchange rates positively impacted orders by 3 percentage points.  Comparisons will continue to get tougher moving forward.

Process Management project and MRO orders were strong globally as capital goods end markets continued to recover, but order growth is moderating from very high levels as comparisons get more difficult.  Currency exchange rates positively impacted Process orders by 10 percentage points.

Industrial Automation order growth remained strong, with continued global infrastructure investments and power generation demand driving improvement.

Network Power order trends improved, and were flat in the trailing three-month period.  Order declines have begun to moderate in the Network Power business in Asia and the embedded computing and power businesses.  Solid order rates continued for the uninterruptible power supply business, excluding Asia.

Order growth for Climate Technologies continued with increases in the North American residential and the refrigeration businesses, partially offset by declines in Asia and the temperature controls business.  Orders in Asia continued to have very difficult prior year comparisons that included a benefit from stimulus programs in China.

Tools and Storage trailing three-month orders remained consistent with the prior month.  Non-residential construction-related businesses continued to lead the growth.

Upcoming Investor Events:

On Tuesday, May 3, 2011, Emerson will issue the Company’s second quarter 2011 results.  Emerson senior management will discuss the results during an investor conference call that will be held the same day.  The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

May 18, 2011 – 2011 Electrical Products Group Conference

            Location:  Longboat Key, Florida

            Time:  10:45 a.m. to 11:25 a.m. Eastern Daylight Time

            Presenter: David N. Farr, Chairman and Chief Executive Officer

Presentation:  The presentation slides will be posted at the presentation starting time in the Investor Relations area of Emerson’s website at www.Emerson.com/financial.  The presentation slides will be available for approximately one week thereafter at the same location on the website.

June 2, 2011 – Sanford C. Bernstein Strategic Decisions Conference

            Location:  Waldorf Astoria Hotel in New York City

            Time:  9:00 a.m. to 9:50 a.m. Eastern Daylight Time

            Presenter: David N. Farr, Chairman and Chief Executive Officer

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: April 27, 2011	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary